SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2004

(Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 989, Bluefield, Virginia		24605-0989

(Address of principal executive offices)		(Zip Code)

(276) 326-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Presidents Comments

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     The following exhibit is included with this Report:

               Exhibit 99.1 President’s Comments at Stockholder Meeting dated April 27, 2004.

Item 9.  Regulation FD Disclosure

     On April 27, 2004, at 3:00 p.m., First Community Bancshares, Inc. held its annual stockholders’ meeting. A copy of the President’s comments is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

By:	/s/ Robert L. Schumacher

Robert L. Schumacher
Chief Financial Officer

     Date: April 27, 2004.